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                                    AGREEMENT


         THIS AGREEMENT made as of the 12th day of July 2002, I.Q. Biometrics, Inc., a Delaware corporation, hereinafter referred to as "Company," with its principal offices at 1630 East Shaw, Suite 192, Fresno, CA 93710; and GoNow Financial Network, Inc. A Nevada corporation, hereinafter referred to as "GONOW," with its principal offices at 246 2nd Street Suite 1203, San Francisco California 94105.

                                   WITNESSETH

         WHEREAS, Company requires expertise in the area of Investment Banking, general business consulting and investor relations to support its business and growth to maximize shareholder value; and

         WHEREAS, GONOW has extensive knowledge in Investment Banking and substantial contacts among the members of the investment community and desires to act as a consultant and perform specific services to Company.

         WHEREAS, the Company desires to retain GONOW to render Investment Banking, general business consulting and investor relations services.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

1.0 Certain Definitions - When used in this Agreement, the following terms shall have the meanings set forth below:

o Affiliates - Shall be any persons employed by or entities controlled by a party to this Agreement. o Contact Person - The person who shall be primarily responsible for carrying out the duties of the parties hereunder or responsible for the delegation of the duties to be performed.
o Payment or Payable In-Kind - The distribution of the proceeds of a transaction shall be in the same type and form as was given as valuable consideration for the transaction.
o Engagement Period - One year from the execution date of this agreement, however Company may terminate agreement at anytime without prior written approval.

2.0 Contact Persons - The Contact Person for Company is Greg J. Micek, President. The Contact Person for GONOW is Lance R. Dalton, President & CEO

3.0 Services to be Rendered by GONOW - GONOW agrees to render the following services:
         --------------------------------

3.1 Strategic Business Advice - GONOW shall assist the Company in its strategic industry planning. This assistance shall include referrals to industry contacts, as well as identifying potential corporate or strategic partners. Furthermore, GONOW shall evaluate potential industry or strategic partnerships and advise the Company during all stages of negotiations including contractual obligations and financial structure.
3.2 Market Strategy - GONOW shall advise the Company with regards to the timing of entry onto an exchange, the selection of an exchange, choosing a specialist or market maker. In addition, GONOW shall advise the Company and its response to any unusual trading volume or trading patterns. In addition, GONOW shall assist the Company in monitoring of institutional ownership. Furthermore, GONOW shall review investment patterns of investment managers, to locate institutions as prospective purchasers and shall assist in tracking peer companies to identify additional potential investors.
3.3 Market Information - GONOW will monitor sensitive market information and provide, on a timely basis, advice and counsel and propriatary intelligence (including but not limited to information on price, volume and the identification of market-makers, buyers and sellers) regarding general market conditions and the effect of same on the market for securities issued by the Company. GONOW will also enroll and pay for, on a month to month basis, a customized professional service package that will deliver real-time market data and
                  specific  industry  information   tailored  to  the  Company.
                  Company understands that this information is or may be available from other sources, but acknowledges that GONOW can provide it in a more timely fasion and with a substantial value-added interpertation of such information.
3.4 Financings - GONOW shall assist the Company to identify, evaluate and facilitate all financing options including initial public offerings, secondary offerings, mezzanine financings, and equity line financings, debt financings and financing through the issuance of additional classes of securities. Specifically, GONOW shall assist the Company with the $500,000 (Five Hundred Thousand Dollar) "Bridge Loan" and later rounds to be determined.
3.5 Merger and Acquisition - GONOW shall advise the Company during the process of identifying potential merger and acquisition candidates, shall assist the Company in evaluating a potential merger or acquisition, and shall assist and advise the Company during the negotiation stage.
3.6 Communication with Company - GONOW shall stay in constant contact with the Company. This contact shall include monthly conferences to inform the Company of recent developments and to discuss potential responses and actions necessary to further the objectives of this Agreement.
3.7 Analyst Reports - GONOW shall engage an independent financial analyst to prepare a corporate profile and periodic corporate reports, and updates in accordance with applicable federal and state securities laws.
3.8 Analyst Introduction - GONOW shall assist the Company in scheduling and preparing for meetings with buy and sell side analysts so that additional independent analysis reports can be drafted to increase the Company's exposure to the Investment Community.
3.9 Corporate Image - GONOW shall inform the Company of its communications with the financial community to ascertain how Institutional Investors, Financial Analysts, Investment Bankers, Retail Brokers and the Media perceive the Company.

3.10 Investor Relations Services - GONOW shall provide the following services to the Company:

o Generate potential investor leads and inform, follow up, update and create interest in the Company, and its common stock by providing current information concerning the Company;
o Provide direct telephone and email contact with brokers, investors, potential investors and others with respect to the Company;
o Prepare and distribute periodically detailed "research reports" regarding the Company;
o Distribute investor information packets to broker and potential investors containing current information which has been reviewed and approved by the Company ;
o Arrange and assist the Company in attending television and radio investment forums;
o Assist the Company in obtaining media coverage through news articles about the Company and its products;
o Respond accurately and promptly to telephone calls, faxes, email and other inquiries; o Arrange and participate in investor information meetings with potential investors, the brokerage community and others regarding the Company;
o Use its good faith diligent efforts to know the current facts concerning the Company and ensure that its employees and representatives remain current in their information regarding the Company;
o Establish and maintain a data bank with the names, addresses, telephone numbers, fax numbers, email addresses and other similar information regarding investors, potential investors, brokers, and others in the investment community; and
o Generally, keep the public, the investor community and the brokerage community well informed with concise, accurate and timely information concerning the Company and its business, its progress and its potential.

4.0 Special Services - GONOW will contract with a third party Brokerage Firm fully licensed and in good standing with the Securities and Exchange Commission along with the National Association of Broker Dealers for the purpose of effecting transactions in the clients publicly traded stock. Through a service agreement between GONOW and the third party Broker Dealer GONOW has agreed to reimburse customers of the Broker Dealer or referred to the Broker Dealer who become customers of the Broker Dealer commissions, transaction fees and expenses attributable to such transactions. Customers must be accepted by the Broker Dealer as a customer of the Broker Dealer and meet certain reqirements to become a customer in order to take advantage of the GONOW offer. GONOW is not a registered investment advisory firm or a licensed Broker Dealer with the NASD or SEC and is not advising customers or recommending to customers or soliciting a buy or sell for the Company's securities. However, referring potential customers to the services of the licensed Broker Dealer. Pursuant to this Agreement, sales concessions, including commissions, transaction fees, and expenses due to the third party Broker Dealer's clearing firm or any national exchange or electronic communication network, or any other purchase-or-sale-related expense due from the third party Broker Dealer's customers for such transactions in securities issued by the Company shall be reimbursed to such customers. GONOW will offer this service to the Company's shareholders and potential shareholders for the term of this Agreement, and such additional periods as may be agreed in writing between the parties.


4.1      Compensation to GONOW.

         4. Monthly Retainer- $5,000 (Five Thousand Dollars) payable upon execution of this agreement, and due every 30 days thereafter until terminated by the Company.

4.3 Extraordinary Expenses - Extraordinary expenses of GONOW shall be submitted to Company for approval prior to expenditure and shall be paid by Company, within ten (10) business days of receipt of the GONOW invoice for payment. No invoice shall be rendered until after the services have been performed.

4.4 Finder's Fees - In the event GONOW first introduces Company or a Company Affiliate to any third party funding source, underwriter, merger partner, or joint venture and GONOW provides material assistance to Company in consummating a funding, underwriting, merger, joint venture or similar agreement with Company or Company's Affiliate during the length of this agreement and within one (1) year after terminating this Agreement, Company agrees to pay GONOW a finders fee of 5% to 15% of the gross proceeds received from such funding or underwriting. Exact percentage to be paid is to be negotiated in advance of any proposed funding transaction. In the case of the specific amount of $500,000 (Five Hundred Thousand Dollars) GoNow shall receive 10% and any additional rounds will be at 5%.
4.5      Equity -  No equity has been determined at this time.

5.0 Indemnification - Each party agrees to indemnify and hold the other party harmless from and against any liability, loss, cost, expense or damage caused by reason of any breach, neglect, default or material omission of it or any of its agents, employees, or other representatives arising out of the failure to perform its duties or obligations under this Agreement, provided there shall be no liability for punitive, consequential, special or exemplary damages under any circumstances. Nothing herein is intended to nor shall it relieve either party from liability from its own act, omission or negligence. All remedies provided by law or in equity shall be cumulative and not in the alternative.

6.0 Representations and Warranties - Each party hereby represents, covenants and warrants to the other party as follows:

         6.1 Authorization - It and its signatories herein have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.
         6.2 No Violation - Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of its charter or bylaws or violate any term or applicable law, rule or regulation.
         6.3 Agreement in Full Force and Effect - All of its contracts, agreements, leases, and licenses referenced herein are valid and in full force and effect.
         6.4 Litigation - There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best of its knowledge threatened against it, or which questions or challenges the validity of this Agreement and the subject matter hereof; and it does not know or have any reason to believe any valid basis for any such action, proceeding or investigation.
         6.5 Consents - No consent of any person, other than the signatories hereto, is necessary for the execution, delivery and consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether federal, state or local.
         6.6 Reliance - It has and will rely upon the documents, instruments and written information furnished to it by the other party's officers, employees and representatives.
         6.7 Accuracy - All representations, warranties and statements provided by it are true, complete and accurate in all material respects.
         6.8 Compliance with Law - Each party agrees to comply with all applicable laws, rules and regulations applicable to it, including especially all applicable federal and state securities laws.
6.9 Publicity - Each party agrees to use its good faith efforts to keep the other informed with respect to all material facts and circumstances related to it. GONOW agrees not to disseminate or permit retail brokers, employees, representatives or agents to provide or disseminate to investors, brokers or others in the investment community any information regarding Company or its securities that Company has not approved in advance.

7.0       Representations by GONOW.

          7.1 Scope of Information to be Provided by GONOW - GONOW shall only provide information to the investment community and all others described in section three of this Agreement, that is received from and approved by the Company. GONOW agrees not to provide any information (written, electronic or verbal), which is materially false or misleading or omit to provide any information regarding the Company that is necessary so that the information provided by GONOW is not false or materially misleading.
          7.2 Short Sales - GONOW, its officers, directors, employees, affiliates and related parties (including all family members) shall not under any circumstances engage either directly or indirectly in short sales of the Company's Stock. GONOW shall not direct any third parties to short sales of the Company's Stock.
          7.3 Assignment - No part of this Agreement shall be assignable. GONOW may not transfer any portion of its rights, obligations or duties under this contract to a third party without the Company's prior written consent.
          7.4 Purchase Entirely for Own Account - This Agreement is made in reliance upon GONOW's representation to the Company, which by GONOW's execution of this Agreement, GONOW hereby confirms, that if the Company's Common Stock is acquired, it will be for investment purposes for GONOW's own account and not with a view for resale or distribution of any part thereof except in accordance with applicable federal and state securities laws.
          7.5 Accredited Investor - GONOW represents that it is an "accredited investor" as that term is defined in SEC rule 501(a) of Regulation D, 17 C.F.R.501(a).
          7.6 Nature of Relationship. GONOW and Company are independent contractors and are not partners, joint venturers, employees, agents, or other representatives of the other. GONOW nor Company is authorized or empowered to bind the other in contract or in any other way or to act as a representative of the other in any capacity without the express written consent of the other. Each party is solely responsible for all costs and liabilities arising from taxes of every kind or relating to its own employees and other representatives, or relating to the conduct of its business as an independent entity, and each party agrees to indemnify and hold the other party harmless therefrom. GONOW is in the business of providing information to the investing public and the investment community. GONOW is not a registered Broker/Dealer or Investment Advisor, and GONOW agrees not to undertake any activity which will require it to be so registered.

         7.7 Costs of Investor Relations Function. GONOW will bear the costs of and be solely responsible for the investor relations activities as described in paragraph 3, except for extraordinary expenses. GONOW and the Company understand that GONOW has the discretion and duty to spend its resources in the manner, at the time and for the purposes for which GONOW believes in its best, reasonable good faith determination will be the most effective in the furtherance of providing the investing public current, accurate and timely information regarding the Company. GONOW will coordinate in writing with the Company regarding any material deviations from the investor relations activities. Failure to perform the investor relations activities in a material way shall constitute a breach of this Agreement.
           7.8 No Conflicting Activities. GONOW agrees not to engage in any activities that violate its duties under this Agreement or represent any other entity that is engaged in the manufacture or sale of products or services that directly compete with the business, products or services of the Company.
           7.9 Inside and Confidential Information. GONOW agrees not to disclose, use or disseminate any information of or relating to the Company which is proprietary, confidential and competitively sensitive without the prior written approval of the Company. GONOW further agrees not to act upon for its own account or for the account of another and not to disclose or disseminate any non-public information that is used to purchase or sell securities of the Company.
         7.10 Disclosure of Relationship with the Company. GONOW agrees to disclose in a manner consistent with applicable laws, rules and regulations that it is providing investor relations and consulting services in exchange for cash and/or common stock of the Company and that it maintains a financial and ownership interest in the success of the Company. Specifically, GONOW agrees to abide by Section 17(b) of the Securities Act which provides that it is unlawful for any person: "to publish, give publicity to, or to circulate any notice, circular, or advertisement, newspaper article, letter, investment service, or communication which, though not purporting to offer a security for sale, describes such security for a consideration received or to be received, directly or indirectly, from an issuer, underwriter, or dealer, without fully disclosing the receipt, whether past or prospective, of such consideration and the amount thereof."
         7.11 Ownership of Information. GONOW will receive information concerning Company and GONOW will create advertising and other promotional materials for the benefit of the Company. GONOW agrees that all such material belongs to and are the property of the Company. Likewise, GONOW maintains certain information regarding potential investors that it considers to be proprietary. The Company agrees not to disclose or use any such information only in the furtherance of its business, provided that the Company investor information shall not be deemed for any purpose to belong to GONOW.

8.0      Miscellaneous Provisions.

         8.1 Amendment and Modification - This Agreement may be amended, modified and supplemented only by written agreement of GONOW and Company.
         8.2 Waiver - Any failure of GONOW, on the one hand, or Company, on the other, to comply with any obligation, agreement or condition herein may be expressly waived in writing, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
         8.3 Expenses - Whether or not the transactions contemplated by this Agreement are consummated, GONOW agrees that all fees and expenses incurred by GONOW in connection with this Agreement shall be borne by GONOW and Company agrees that all fees and expenses incurred by Company in connection with this Agreement shall be borne by Company, including, without limitation as to both GONOW or Company, all fees and expense of their respective counsel and accountants.
         8.4 Other Business Opportunities - Except as expressly provided in this Agreement, each party hereto shall have the right independently to engage in and receive full benefits from other business activities.
         8.5 Compliance with Regulatory Agencies - Each party agrees that all actions, direct or indirect, taken by it and its respective agents, employees and affiliates in connection with this Agreement and any financing or underwriting hereunder shall conform to all applicable federal and state securities laws.
         8.6 Notices - Any notices to be given hereunder by any party may be effected by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested or by fax. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but any party may change its address by written notice in accordance with this subsection. Notices delivered personally and by fax shall be deemed communicated upon actual receipt. Mailed notices shall be deemed communicated as of three (3) business days after mailing.
         8.7 No Assignment - This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any right, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.
         8.8 No Delegation - Neither party shall delegate the performance of its duties under this Agreement without the prior written consent of the other party.

         8.9 Advertising and Publicity - Neither GONOW nor Company shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency, except that the party shall consult with the other party concerning the timing and content of such announcement before such announcement is made.
         8.10 Governing Law - This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of CALIFORNIA, without regard to its conflict of law doctrine. Company and GONOW agree that if action is instituted to enforce or interpret any provision of this Agreement, then jurisdiction and venue shall be San Francisco County, California.
         8.11 Counterparts - This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
         8.12 Heading - The heading of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereto or affect in any way the meaning or interpretation of this Agreement.
         8.13 Entire Agreement - This Agreement, including any Exhibits hereto, and the other documents and certificates delivered pursuant to the terms hereto, set forth the entire Agreement and understanding of the parties hereto in respect of the subject matters contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.
         8.14 Third Parties - Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.
         8.15 Attorneys' Fees and Expenses - If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.
         8.16 Survivability -If any part of this Agreement is found or deemed by a court of competent jurisdiction to be invalid or unenforceable, that part shall be severed from the remainder of this Agreement.
         8.17 Further Assurances - Each of the parties agrees that it shall from time to time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

         8.18 Relationship of the Parties - Each party is an independent contractor and an independent business not controlled by or under common control of the other party. Nothing contained in this Agreement shall be deemed to cause either party to be a partner, agent or legal representative of the other, or create any fiduciary relationship between them. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party. The rights, duties, obligations and liabilities of the parties shall be several, not joint or collective. Neither party shall have any authority to take or withhold any action for the other or to represent to anyone that it has the power and authority to do so.

9.0 Term of Agreement and Termination. This Agreement shall be effective upon execution, shall continue for one (1) year unless terminated sooner, by the Company, after which time this Agreement is terminated. GONOW shall be entitled to the finder's fees described in this Agreement for funding or underwriting commitments entered into by Company or its affiliates within one (1) year after termination of this Agreement if said funding or underwriting was the result of GONOW's initial introduction and its material efforts in the consummation thereof prior to the termination of this Agreement.

10.0     Arbitration: Indemnification.

         WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT:

         (i)      ARBITRATION IS FINAL AND BINDING ON THE PARTIES;
         (ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK A REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL; (iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS; (iv) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY
                  PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF ANY RULING BY THE ARBITRATORS IS STRICTLY LIMITED;
         (v) THE PANEL OF ARBITRATOR MAY INCLUDE ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY; AND
         (vi) THIS ARBITRATION AGREEMENT IS SPECIFICALLY WRITTEN TO INCLUDE ANY AND ALL STATUTORY CLAIMS ARISING UNDER THIS AGREEMENT THAT MIGHT BE ASSERTED BY ANY PARTY.

THE PARTIES AGREE THAT:

         A. ALL DISPUTES, CONTROVERSIES OR DIFFERENCES BETWEEN COMPANY AND GONOW OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION.
         B.       ALL  DISPUTES  FOR  RESOLUTION  SHALL BE SUBMITTED  EITHER TO
                  THE AMERICAN ARBITRATION ASSOCIATION WITHIN THIRTY (30) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANY PARTY.
         C. IF ANY PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING.
         D. ANY HEARING SCHEDULED AFTER ARBITRATION IS INITIATED SHALL, UNLESS THE PARTIES AGREE OTHERWISE, TAKE PLACE IN SAN FRANCISCO COUNTY, CALIFORNIA, AND THE FEDERAL ARBITRATION ACT SHALL GOVERN THE PROCEEDING.
         E. IF ANY PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR UNSUCCESSFULLY CONTESTS THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN SAN FRANCISCO COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING AND ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN.
         F.       NOT APPLICABLE.
         G. THE PARTIES AGREE TO BE BOUND BY THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY.
         H. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.






         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.



I.Q. Biometrics, Inc.                              GoNow Financial Network, Inc.




By:                                               By:
   ---------------------------------------------  ------------------------------
     Greg J. Micek                                Lance R. Dalton
     President                                    President & CEO

                               WIRING INSTRUCTIONS

                                 BANK OF AMERICA
                                                        ABA#121000358
                                         GONOW FINANCIAL NETWORK, INC.
                                 ACCT#0099723212
                                               SAN FRANCISCO, CA 94105

                                   ALL FEES TO BE WIRED TO THIS ACCOUNT